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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                FORM 8-K
                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
July 15, 1997

                    ADVANTA CREDIT CARD MASTER TRUST II
            (Exact name or Registrant as specified in its charter)

   New York              Reg. No. 333-05433            Not Required
(State or other          (Commission File            (I.R.S. Employer
jurisdiction                  Number)                 Identification
of incorporation)                                         Number)

                         Advanta National Bank USA
                        Attention: Elizabeth H. Mai
                        Delaware Corporate Center I

              One Righter Parkway, Wilmington, Delaware  19803

                       (Address of Owner/Servicer)

                  (Address of principal executive offices)

              (302) 266-5600  (Telephone Number of Owner/Servicer)
                      (Registrant's Telephone Number)

                          Advanta National Bank
                           One Righter Parkway
                                Suite 200
                         Wilmington, Delaware  19803
                              (302) 266-5600

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        Items 1-4.  Inapplicable.

        Item 5.  Other Events.

Information relating to the distributions to Certificateholders for the June 1997 Monthly Period of the Trust in respect of the following
Floating Rate Asset Backed Certificates: Series 1994-B, Series 1994-D,
Series 1995-A, Series 1995-C, Series 1995-D, Series 1995-F, of which Class
A-1 is a Fixed Rate, Series 1995-G, Series 1996-A, of which Class A-1 is a Fixed Rate, Series 1996-B, Series 1996-C, Series 1996-D and Series 1996-E
(the "Certificates") issued by the Registrants and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement date as of December 1, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement"), between Advanta National Bank USA and Bankers Trust Company, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

Effective June 30, 1997, Advanta National Bank ("ANB"), a national banking association (the "Merged Bank"), merged with and into Advanta National Bank USA (formerly known as Colonial National Bank USA), a national banking association (the "Surviving Bank"), and the Surviving Bank simultaneously changed its name to Advanta National Bank (the "Bank"). The Surviving Bank has assumed the performance of every covenant and obligation of the Merged Bank as a Seller under the Pooling and Servicing Agreement, all existing Supplements thereto, and all related Enhancement Agreements entered into in connection with the various Series of Certificates.

        Item 6.  Inapplicable.

        Item 7.  Financial Statements,
                 Pro Forma Financial Information and Exhibits.

1. Monthly Reports for the June 1997 Monthly Period relating to the following Floating Rate Asset Backed Certificates: Series 1994-B, Series 1994-D, Series 1995-A, Series 1995-C, Series 1995-D, Series 1995-F Class A-2 and Class B, Series 1995-G, Series 1996-A Class A-2 and Class B, Series 1996-B, Series 1996-C, Series 1996-D and Series 1996-E and the following Fixed Rate Asset Backed Certificates: Series 1995-F Class A-1 and Series 1996-A Class A-1 issued by ADVANTA Credit Card Master Trust II.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ADVANTA CREDIT CARD MASTER TRUST II
                    (Registrant)
                                BY:      ADVANTA NATIONAL BANK USA

                   (Owner/Servicer)

Date: July 15, 1997                     By:    /s/ MICHAEL COCO
                                              ---------------------
                                        Name:      Michael Coco
                                        Title:     Vice President

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                             EXHIBIT INDEX

                                                             Sequential
Exhibit                                                      Page Number
1.   Monthly Reports for the June 1997 Monthly Period             5
     relating to the Asset Backed Certificates Series 1994-B,
     Series 1994-D, Series 1995-A, Series 1995-C, Series
     1995-D, Series 1995-F, Series 1995-G, Series 1996-A,
     Series 1996-B, Series 1996-C, Series 1996-D and Series
     1996-E issued by the ADVANTA Credit Card Master Trust II.